UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 8, 2008
BIODEL INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-33451

Delaware	90-0136863
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

100 Saw Mill Road Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip code)
(203) 798-3600
(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01 Other Events.
     On September 8, 2008, Biodel Inc., issued a press release relating to the presentation on September 8, 2008 at the 44th Annual Meeting of the European Association for the Study of Diabetes (EASD) of results from its two pivotal Phase III clinical trials designed to compare the efficacy and safety of VIAject™ to Humulin® R, a regular human insulin in the treatment of patients with Type 1 and Type 2 diabetes. A copy of the press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
99.1	Press Release dated September 8, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2008		BIODEL INC.
	By:	/s/ Gerard Michel
Gerard Michel, Chief Financial Officer

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